Growth of $10,000 Investment

(Graph Omitted)

FUND HOLDINGS – (unaudited)

Polynous Growth Fund Portfolio Analysis as of July 31, 20051

(Chart Omitted)

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

At July 31, 2005, the net unrealized appreciation of investments for tax purposes was as follows:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09541

AmeriPrime Advisors Trust
(Exact name of registrant as specified in charter)

431 North Pennsylvania St. 46204
(Address of principal executive offices) (Zip code)

Freddie Jacobs, Jr.
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end: 07/31

Date of reporting period: 07/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Summary of Annual Period August 1, 2004 through July 31, 2005

Dear Shareholder,

The Polynous Growth Fund's latest fiscal year resulted in very positive absolute and relative performance, as the Fund appreciated by 26.96% percent (21.28% percent if an investor had paid the full sales charge at the beginning of the period). This performance compares favorably to the performance of the Russell 2000 Small-Cap Index (which appreciated approximately 24.78% percent during the period) and even more favorably to the S&P 500 Index (which appreciated 14.01% percent during the Fund's latest fiscal year). Please also refer to the management discussion in the following section for further commentary on the Fund's performance, as this shareholder letter will contain more general commentary on overall economic and stock market conditions.

Economic and financial market conditions in the latest fiscal year for the Fund seemed to have had a bit of a disconnect during many parts of the period; while the economy has been growing steadily, the stock market has actually been fairly volatile. Quarterly economic growth has been in a fairly narrow quarterly range of three-to-four percent real growth and inflation has also been both low and stable at around two percent. Long-term interest rates have also remained very low in a range of four-to-five percent during such a period of minimal inflation. From such factors one might think that the stock market would have also advanced steadily during such a stable and productive period.

Although overall stock market returns were fairly positive by the end of the period, they were actually quite volatile for most of the latest fiscal year. It is somewhat strange that during a period of overall economic stability and growth that such volatility might occur, but it does seem that with many investors having an exceedingly short-term view about the performance of their portfolios that the stock market then gyrates continually from each new economic statistic or data point that is released or disclosed.

What is interesting to me, however, is that the overall economic framework that is continually behind the Fund's investment activities has been relatively unchanged and has seen few surprises in the last year. While there may occasionally be a few data points each month (out of approximately 30 significant monthly economic statistics) that might be somewhat surprising, our approach is to blend together a broad picture of all relevant data so as to minimize the likelihood of making knee jerk decisions while managing the Fund. I guess many others must have a different approach, however, as there were three relatively significant periods of stock market declines and advances during the latest period that was very stable economically, and approximately 75 percent of the period's overall market returns also came in the last three months of the period.

Issues of concern to others seem to be mainly the pace of advancing short-term interest rates as the Federal Reserve Board is proactively managing against future inflation, and whether current economic growth is "too fast" or "too slow" relative to current interest rates and earnings expectations. Advancing interest rates have traditionally been an enemy of the stock market, and so each Federal Reserve Board meeting ends up with every word of the meeting's official statement being overly analyzed as to whether any changes are being signaled by the latest words or interest rate actions. What exacerbates the stock market volatility, however, is that if a single economic statistic released within a few days prior to Federal Reserve Board meetings seems to be a bit of surprise then the stock market can go haywire after each meeting as market participants immediately assume that the Fed is being "too aggressive" or "too conservative" relative to the latest bit of economic data that they remember. As you can imagine, such volatility can create a challenging market environment in which to attempt to manage a portfolio in a disciplined and rational manner, although such volatility also does result in some good opportunities for our very structured investment process.

Other items of ongoing concern to other investors do have more validity than each day's latest statistic, however, and the two major items at this point are the rapidly advancing price of oil and gas and the longevity of current corporate earnings gains.

The advancing price of oil and gas is pretty interesting in that while it is definitely on everyone's mind as a concern, there appears so far to be minimal if any effects on overall demand for energy either in the U.S. or elsewhere around the world. While oil and gas prices are up about 50 percent year-over-year, the aggregate effect on the U.S. economy is actually relatively small as such costs have advanced from being only around three percent of GDP to being now about 4.5 percent of GDP. Taking a somewhat longer-term perspective about such an increase does, however, result in more concerns about the cumulative effects of such higher energy costs.

As a comparison, if long-term interest rates increased by one and one-half percent over a period of a year, there are many historical precedents that indicate that the overall economy would slow significantly over the next year. Potentially exacerbating the effects of energy cost increases in the current environment is the fact that short-term interest rates have increased two percent over the last year. On one hand, the continued growth of the U.S. economy is impressive against such potential headwinds, but on the other hand, with what is essentially an economic drag of over three percent (as opposed to total nominal GDP growth of around five-to-six percent) my experience tells me that many of the concerns of other investors are now valid with respect to the effects of increasing energy prices and advancing interest rates.

The other main element of concern is the durability and sustainability of some fairly impressive corporate earnings gains in the last year that have been averaging around 15 percent each quarter. Such earnings gains are also projected in brokerage firm analyst earnings estimates for the third quarter of 2005, but in light of the headwinds mentioned above, there could soon very well be negative surprises that confirm that such concerns were not misplaced. What is interesting, however, is that major market indexes have advanced between 15 to 20 percent in the months of May, June, and July while such overall pressures and threats to economic growth have probably increased. It is for such reasons that you will also note that the Fund had a reasonable amount of cash as part of its holdings at the end of July. Although I am always directly focused on the prospects of individual stocks and do not make explicit market forecasts or related asset allocation decisions, it does seem more than coincidental that our fundamental research process and projected return oriented portfolio management process are currently coming up with almost no new stocks to buy in an environment where there appear to be building pressures on corporate profitability and potential economic growth. In any case, however, the Fund has had very good performance over both the latest year and year-to-date in 2005, and so if I am being unduly conservative currently, then I believe the overall effect on the Fund's long-term performance will be limited.

Although this letter so far has mainly discussed U.S. economic and stock market trends, I feel like I have now set a bit of a precedent with having made comments about economic trends in China in previous letters and so I will summarize some of my current thoughts about China. On the surface, it appears that some interesting and positive things are happening in China in that the country is now generating a balance of payments surplus as exports are increasing further from many industries whose output was mainly consumed domestically in China. My own somewhat less positive opinion of such trends is that domestic demand for goods is probably decelerating due to various structural and qualitative factors and the end result is even more and more goods available for export. Aside from exacerbating trade imbalances – and tensions - with global trading partners, such increased exports may be a leading indicator of the amount of over-investment in China in many industries that will chronically depress profit margins as excessive production is more aggressively exported into world markets. As stock markets are often known to be leading indicators of underlying economic trends, both good and bad, it is also interesting to note that China's main stock market index has declined 60 percent over the last three years – during a period when underlying GDP growth in China has averaged between ten to 20 percent per year. Such contrasting phenomena certainly gives one some interesting thoughts about the quality of China's current economic expansion.

In closing this annual report letter, I would also like to highlight the Fund's results over the past five years which are listed in the performance table in the Management Discussion and Analysis portion of this report. As you will see, the Fund has exceeded the performance of both the Russell 2000 Small-Cap Index and the S&P 500 Index over the latest five years. Such results are especially gratifying to me given that such a five-year record is similar to previous five-year records that were achieved by portfolios under my management prior to the "bubble years" of 1998 and 1999 when our fundamental research process kept the Fund out of the exciting stocks of that era. Aside from the unprecedented valuations of many companies during that period, our fundamental conclusion at that time was that both the overall economic performance of such a period was not sustainable and that the "leading" companies temporarily benefiting from such unsustainable trends were going to eventually be very dangerous to hold in one's portfolio. An ever constant aspect of managing investment portfolios, however, is that economic and stock market environments are continually changing and so there are also no guarantees that an approach that has worked for some period of time will continue to work in other periods of time. It is significant to me, however, that our approach has outperformed the market over the last five years – which has also been a very challenging investing environment – as I believe such a lengthier period of performance is far more meaningful than the results of the two years prior to that when almost anyone could just throw darts and make money.

Yours truly,

Kevin L. Wenck
Portfolio Manager
President, Polynous Capital Management

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index and the Russell 2000 Index on August 12, 1996 (inception of the Fund) and held through July 31, 2005. The S&P 500 Index and the Russell 2000 Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Polynous Growth Fund portfolio. The Indices' returns do not reflect expenses, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.

The views expressed are those of the author. Views expressed are subject to change based on market and other conditions. This report contains forward-looking statements, and actual results may differ materially from those projected in such statements.

For a prospectus and more information, including charges and expenses, call toll free 1-800-528-8069. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Polynous Securities, LLC.
One Pine Street, Suite 2208
San Francisco, CA 94111
Member NASD, SIPC

[1]As a percent of net assets
[2]Market capitalizations from $50 million - $1 billion
[3]Market capitalizations from $1 billion - $10 billion
[4]U.S. companies with market capitalizations below $50 million or above $10 billion.

The Fund primarily invests in the equity securities of U.S. companies with total market capitalization at the time of purchase of between $50 million and $10 billion and which are typically described as small-capitalization and mid-capitalization companies.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available at the SEC's website at www.sec.gov. The Fund's Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund's Expenses – (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Polynous Growth Fund	**Beginning Account Value February 1, 2005**	**Ending Account Value July 31, 2005**	**Expenses Paid During Period* February 1, 2005 - July 31, 2005**
Actual	$1,000.00	$1,118.79	$9.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.48

* Expenses are equal to the Fund's annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Polynous Growth Fund
Schedule of Investments
July 31, 2005

Common Stocks - 72.36%	**Shares**	**Value**
Crude Petroleum & Natural Gas - 9.96%		
Cimarex Energy Co. (a)	6,800	$ 285,192
Edge Petroleum Corp. (a)	14,600	256,084
Newfield Exploration Co. (a)	6,000	254,940
Vaalco Energy, Inc. (a)	38,900	174,661
		970,877
Computer Communications Equipment - 1.49%		
Brocade Communications Systems, Inc. (a)	32,400	145,152
Drawing & Insulating of Nonferrous Wire - 2.04%		
Optical Cable Corp. (a)	29,700	198,693
Drilling Oil & Gas Wells - 2.53%		
Patterson UTI Energy, Inc.	7,500	246,225
Fire, Marine & Casualty Insurance - 2.10%		
Direct General Corp.	11,000	205,040
Games, Toys & Children's Vehicles - 1.84%		
Mad Catz Interactive, Inc. (a)	167,800	179,546
Household Furniture - 2.63%		
Tempur Pedic International, Inc. (a)	14,900	256,429
Insurance Agents, Brokers & Services - 2.31%		
National Medical Health Card Systems, Inc. (a)	8,700	225,591
Industrial Instruments for Measurement, Display and Control - 1.81%		
Mikron Infrared, Inc. (a)	24,100	176,894
In Vitro & In Vitro Diagnostic Substances - 0.05%		
Gene Logic, Inc. (a)	966	4,753
Motor Vehicle Parts & Accessories. - 1.43%		
Commercial Vehicle Group, Inc. (a)	5,900	139,063
Pharmaceutical Preparations - 4.63%		
King Pharmaceuticals (a)	21,600	240,840
Medicis Pharmaceuticals Corp.	6,200	210,304
		451,144
Radio & TV Broadcasting & Communications - 1.73%		
Ceragon Networks, Ltd. (a)	34,400	168,216
Real Estate Agents & Managers - 2.72%		
Housevalues, Inc. (a)	15,000	265,650
Retail - Apparel & Accessory Stores - 1.98%		
Pacific Sunwear of California, Inc. (a)	7,900	192,681
Retail - Eating Places - 2.30%		
Sonic Corp. (a)	7,400	224,294

Polynous Growth Fund
Schedule of Investments - continued
July 31, 2005

Common Stocks - 72.36% - continued	**Shares**	**Value**
Savings Institution, Federally Chartered - 4.37%		
Bankunited Financial Corp.	6,700	176,880
Sovereign Bancorp, Inc.	10,400	249,496
		426,376
Savings Institutions, Not Federally Chartered - 4.02%		
Independence Community Bank Corp.	5,000	185,050
Sterling Financial Corp. (a)	5,300	206,859
		391,909
Semiconductors & Related Devices - 1.08%		
Applied Micro Circuits Corp.	35,105	105,666
Services - Auto Rental & Leasing - 2.40%		
Ryder System, Inc.	6,000	233,940
Services - Help Supply Services - 2.63%		
Labor Ready, Inc. (a)	10,800	256,068
Services - Medical Laboratories - 0.50%		
Medtox Scientific, Inc. (a)	6,900	48,507
Services - Prepackaged Software - 8.82%		
Art Technology Group, Inc. (a)	168,500	178,610
Micromuse, Inc. (a)	39,000	220,350
Phoenix Technologies, Ltd. (a)	31,200	212,160
Vignette Corp. (a)	15,760	248,535
		859,655
State Commercial Banks - 2.34%		
Colonial Bancgroup, Inc.	9,800	228,046
Steel Works, Blast Furnaces & Rolling Mills - 2.36%		
Gerdau Ameristeel Corp.	45,500	230,230
Trucking - 2.29%		
Universal Truckload Services, Inc. (a)	12,252	223,599
TOTAL COMMON STOCKS (Cost $6,725,271)		7,054,244

U.S. Treasuries - 18.43%	**Principal Amount**	
United States Treasury Bill, 09/08/2005	800,000	797,382
United States Treasury Bill, 08/18/2005	500,000	499,268
United States Treasury Bill, 08/04/2005	500,000	499,881
TOTAL U.S. TREASURIES (Cost $1,796,633)		1,796,531
TOTAL INVESTMENTS (Cost $8,521,904) - 90.79%		$ 8,850,775
Other assets less liabilities - 9.21%		897,369
TOTAL NET ASSETS - 100.00%		$ 9,748,144

(a) Non-income producing.

Polynous Growth Fund
Statement of Assets and Liabilities
July 31, 2005

Assets		
Investments in securities, at market value (cost $8,521,904)	$	8,850,775
Receivable for investments sold		1,189,044
Due from advisor		9,921
Receivable for fund shares sold		6,153
Dividends receivable		2,415
Prepaid expenses		947
Interest receivable		734
Total assets		10,059,989
Liabilities		
Payable for investments purchased		233,738
Payable to custodian		52,997
Accrued expenses		16,976
Payable to affiliates		5,504
Accrued 12b-1 fees		1,968
Accrued trustee and officer expenses		662
Total liabilities		311,845
Net Assets	$	9,748,144
Net Assets consist of:		
Paid in capital	$	13,556,795
Accumulated net realized (loss) on investments		(4,137,522)
Net unrealized appreciation on investments		328,871
Net Assets	$	9,748,144
Shares outstanding (Unlimited number of shares authorized)		734,000
Net asset value per share	$	13.28
Maximum offering price per share ($13.28 / 0.955)	$	13.91
Redemption price per share ($13.28 x 0.99) (a)	$	13.15

(a) See Note 8 in the Notes to the Financial Statements.

Polynous Growth Fund
Statement of Operations
For the fiscal year ended July 31, 2005

Investment Income		
Dividend income	$	38,521
Interest income		12,360
Total Income		50,881
Expenses		
Investment advisor fee (a)		80,747
12b-1 fee		20,185
Administration expenses		30,000
Transfer agent expenses		24,313
Fund accounting expenses		18,000
Auditing expenses		12,099
Custodian expenses		11,480
Legal expenses		11,919
Trustee and officer expenses		9,064
Registration expenses		4,416
Pricing expenses		4,141
Report printing expenses		5,918
Miscellaneous expenses		2,400
Insurance expenses		2,046
Total Expenses		236,728
Waived fees and reimbursed expenses (a)		(83,191)
Total operating expenses		153,537
Net Investment (Loss)		(102,656)
Realized & Unrealized Gain		
Net realized gain on investment securities		634,634
Change in unrealized appreciation (depreciation) on investment securities		1,502,018
Net realized and unrealized gain on investment securities		2,136,652
Net increase in net assets resulting from operations	$	2,033,996

(a) See Note 3 in the Notes to the Financial Statements.

Polynous Growth Fund
Statements of Changes In Net Assets

Increase in Net Assets	**Year ended July 31, 2005**	**Year ended July 31, 2004**
Operations		
Net investment (loss)	$ (102,656)	$ (100,167)
Net realized gain on investment securities	634,634	1,757,449
Change in unrealized appreciation (depreciation)	1,502,018	(1,542,545)
Net increase in net assets resulting from operations	2,033,996	114,737
Capital Share Transactions		
Proceeds from shares sold	744,928	1,036,531
Amount paid for shares repurchased	(483,822)	(1,934,812)
Net increase (decrease) in net assets resulting from share transactions	261,106	(898,281)
Total Increase (Decrease) in Net Assets	2,295,102	(783,543)
Net Assets		
Beginning of year	7,453,042	8,236,585
End of year	$ 9,748,144	$ 7,453,042
Accumulated undistributed net investment income included in net assets	$ -	$ -
Capital Share Transactions		
Shares sold	64,268	95,742
Shares repurchased	(42,697)	(185,886)
Net increase (decrease) from capital share transactions	21,571	(90,144)

Polynous Growth Fund
Financial Highlights
For a share outstanding during the period

	Year ended July 31, 2005	Year ended July 31, 2004	Year ended July 31, 2003	Year ended July 30, 2002	Year ended July 30, 2001
Selected Per Share Data					
Net asset value, beginning of period	$ 10.46	$ 10.26	$ 5.96	$ 10.13	$ 9.20
Income from investment operations					
Net investment (loss)	(0.15)	(0.14)	- *	(0.15) *	(0.01) *
Net realized and unrealized gain (loss)	2.97	0.34	4.30	(4.02)	0.94
Total from investment operations	2.82	0.20	4.30	(4.17)	0.93
Paid in Capital from redemption fees	$ -	$ -	$ -	$ -	$ -
Net asset value, end of period	$ 13.28	$ 10.46	$ 10.26	$ 5.96	$ 10.13
Total Return (a)	26.96%	1.95%	72.15%	-41.16%	10.09%
Ratios and Supplemental Data					
Net assets, end of period (000)	$ 9,749	$ 7,453	$ 8,237	$ 4,148	$ 7,631
Ratio of expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets before waiver & reimbursement	2.93%	2.89%	3.44%	3.17%	4.42%
Ratio of net investment income (loss) to average net assets	(1.27)%	(1.32)%	(0.05)%	(1.57)%	(0.12)%
Ratio of net investment income (loss) to average net assets before waiver & reimbursement	(2.30)%	(2.31)%	(1.60)%	(2.83)%	(2.64)%
Portfolio turnover rate	275.53%	418.73%	194.90%	405.11%	494.19%

(a) Total return calculation does not reflect load.
* Net investment income amounts were calculated using the averge shares method.

NOTE 1. ORGANIZATION

The Polynous Growth Fund ("the Fund") was organized as a diversified series of AmeriPrime Advisors Trust (the "Trust") on February 8, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement & Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees of the Trust (the "Board") to issue an unlimited number of shares of beneficial interest of separate series. On March 30, 2001, the Fund acquired all of the assets and assumed all of the liabilities of the Polynous Growth Fund, a series of the Polynous Trust, in a tax-free reorganization. The investment objective of the Fund is long-term capital appreciation. The investment advisor to the Fund is Polynous Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in a country or region.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

When pricing securities using the fair value guidelines adopted by the Board, the Adviser seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur. Fair values assigned to securities in the Fund's portfolio are adjusted, to the extent necessary, as soon as market prices become available.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended 7/31/05, net investment loss of $102,656 was reclassified to paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% on net assets of $100 million and below; 0.75% on the next $150 million; 0.60% on the next $250 million; 0.50% on the next $500 million; and 0.40% on all net assets amounts above $1 billion. The Advisor earned fees of $80,747 from the Fund for the fiscal year ended July 31, 2005. The Advisor has contractually agreed to waive some or all of its management fees and/or reimburse Fund expenses to keep total annual operating expenses at or below 1.90% through November 30, 2005. For the fiscal year ended July 31, 2005, the Advisor was obligated to waive fees and/or reimburse Fund expenses of $83,191 of which $9,921 was a receivable due from the Advisor, at year end. Any operating expenses of the Fund reimbursed by the Advisor or management fee waived are subject to recoupment in the first three fiscal years following the year in which reimbursement occurred, if the total expenses of the Fund for such years (after recoupment) do not exceed 1.90% of the average daily net assets of the Fund. The amounts available to be potentially recouped by the Advisor are listed in the table below:

Period ended July 31,	Amount Eligible to be Recouped
2003	$84,944
2004	$71,112
2005	$83,191

The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's average daily net assets up to $50 million, 0.07% of the Fund's average daily net assets from $50 million to $100 million, and 0.05% of the Fund's average daily net assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal year ended July 31, 2005, Unified earned fees of $30,000 from the Fund for administrative services provided to the Fund.

The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified earned a monthly fee from the Fund of $1.25 per shareholder (subject to various minimum monthly fees, the maximum being $1,250 per month for assets of $10 million or more,) and reimbursement of out-of-pocket expenses. For the fiscal year ended July 31, 2005, Unified earned fees of

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

$18,124 from the Fund for transfer agent services provided and received $6,189 in reimbursement for out-of-pocket expenses. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, and 0.03% of the Fund's assets over $100 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $10 million or more). For the fiscal year ended July 31, 2005, Unified earned fees of $18,000 from the Fund for fund accounting services provided. As of July 31, 2005, the Fund owed Unified $5,504. A Trustee and the officers of the Trust are employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

Polynous Securities, LLC (the "Distributor"), an affiliate of the Advisor, serves as principal underwriter for the Fund. Under the terms of the Underwriting Agreement between the Trust and the Distributor, the Distributor earned $603 from underwriting and broker commissions on the sale of shares of the Fund during the fiscal year ended July 31, 2005. Kevin L. Wenck may be deemed to be an affiliate of the Distributor. The Fund has adopted a distribution plan in accordance to Rule 12b-1 under the Investment Company Act of 1940 under which the Fund will pay a distribution fee at a rate of .25% per annum of the average daily net assets to reimburse the Distributor for expenses in distributing shares and promoting sales of the Fund. For the fiscal year ended July 31, 2005, the Fund accrued $20,185 for distribution costs incurred. The Fund reimbursed the Distributor $18,217 for expenses related to distributing shares and promoting sales of the Fund. As of July 31, 2005, the Fund owed the Distributor $1,968 for distribution costs.

NOTE 4. INVESTMENTS

For the fiscal year ended July 31, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

To the extent this carryforward is used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8. CONTINGENT DEFERRED SALES CHARGE

There is no initial sales charge on purchase of shares of $500,000 or more; however, the dealer or other qualifying financial institutions receive a 1.00% fee from the Distributor and a contingent deferred sales charge ("CDSC") of 1.00% is imposed on redemptions of such shares within 12 months of purchase, based on the lower of the shares' cost or current net asset value. In addition, shares purchased by certain investors investing $500,000 or more and those that have made arrangements with the Distributor are not subject to any initial sales charge or CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. No CDSC charge is imposed on the redemption of shares acquired through reinvestment of income dividends or capital gains distributions. The Distributor receives the entire amount of the CDSC to defray its expense in providing certain distribution-related services to the Fund, including payment of sales commissions to selling dealers or qualifying financial institutions, as described above.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

There were no capital gain or income distributions for the fiscal years ended 2004 and 2005.

As of July 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

To The Shareholders and
Board of Trustees of
Polynous Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statement of assets and liabilities of Polynous Growth Fund (the "Fund"), including the schedule of investments, as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the periods indicated prior to July 31, 2004 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of July 31, 2005 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Polynous Growth Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.
Westlake, Ohio
September 27, 2005

TRUSTEES AND OFFICERS (UNAUDITED)

Independent Trustees

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, July 2002 to present	Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Trustee of Unified Series Trust since December 2002; Trustee of Access Variable Insurance Trust from April 2003 to July 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.
Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, November 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of Unified Series Trust since December 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.
Daniel J. Condon (1950) Independent Trustee, November 2002 to present	President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of Unified Series Trust since December 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, November 2002 to present	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of Unified Series Trust since December 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.
Anthony J. Ghoston (1959) President, July 2004 to present	President of Unified Fund Services, Inc. the Trust's administrator, since June 2005; Executive Vice President of Unified Fund Services, Inc., the Trust's administrator, June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust's administrator and distributor, from 1997 to November 2004; President of Unified Series Trust since July 2004; President of Ameriprime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.
Freddie Jacobs, Jr., CPA (1970)**** Chief Financial Officer and Treasurer, July 2005 to present; Secretary, September 2004 to June 2005	Vice President of Unified Fund Services, Inc., the Trust's administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of Unified Series Trust since July 2005; Secretary of AmeriPrime Funds and Unified Series Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust since October 2004; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust's distributor, since December 2004 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.

OTHER INFORMATION

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 924-3863 to request a copy of the SAI or to make shareholder inquiries.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at (800) 924-3863 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov .

MANAGEMENT AGREEMENT RENEWAL (UNAUDITED)

Renewal of the management agreement between the Advisor and the Trust (the "Agreement") was approved by the Board, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (the "Independent Trustees"), at an in-person meeting held March 13-14, 2005. Prior to the meeting, the Trustees received and reviewed materials provided by the Advisor in advance of the meeting, including current financial statements and Form ADV Part II of the Advisor, and the Advisor's response to the Section 15(c) letter sent to the Advisor by Fund counsel describing the Advisor's current business and compliance activities (the "Report"). In the Report, the Advisor advised the Board that there were no proposed changes to the Agreement and that it contractually has agreed to waive its fee and, to the extent necessary, reimburse the Fund so that total operating expenses do not exceed 1.90% of average daily net assets through November 30, 2005. At the meeting, the Board reviewed with legal counsel a memorandum regarding their duties with respect to approval of the contract and the factors they should consider in deciding to approve the contract.

As to the nature, extent and quality of the services provided by the Advisor, the Board reviewed information provided in the Report regarding the Advisor's business, personnel and management style. The Board also reviewed the Advisor's Form ADV, which described the educational and professional background of the Advisor, and reviewed the Advisor's profit and loss statement for calendar year 2004 and its balance sheet as of December 31, 2004. The Board contacted Mr. Kevin Wenck, the Advisor's Portfolio Manager, to discuss the Fund's performance and the Advisor's balance sheet and income statement. Mr. Wenck stated that his personal financial net worth allows the Fund to continue to operate. Based on the materials provided in the Report and the Board's discussion with Mr. Wenck, the Board concluded that the Advisor has the resources to continue to provide high quality advisory services to the Fund. The Board also discussed the terms of the Management Agreement, and concluded that the nature and extent of services required of the Advisor were reasonable and consistent with the Board's expectations.

As to the investment performance of the Fund and the Advisor, and the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the Board reviewed information in the Report comparing the Fund's performance, the Fund's management fee and total expenses to those of its peer group. The Board noted that the Fund had outperformed its peer group in 2004 by over 2%. They also noted that the Fund's total expense ratio (after reimbursement) is slightly higher than the average expense ratio of its peer group. The Trustees also noted that the Fund's management fee (before reimbursement) is also slightly higher than the average of its peer group; however, they concluded that the management fee is reasonable because after fee waiver and reimbursement, it was significantly lower than the average of its peer group.

Based on, among other factors, the Fund's positive recent performance relative to its peers and low management fee (after reimbursement), the Board, including the Independent Trustees, unanimously determined that the Agreement was in the best interests of the Fund and its shareholders. The Board noted that the Agreement would remain in effect from year to year, subject to approval by the Board, including a majority of the Independent Trustees.

OFFICERS
Anthony J. Ghoston, President
Freddie Jacobs, Jr., Chief Financial Officer and Treasurer
Heather Barnes, Secretary
Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR
Polynous Capital Management, Inc.
One Pine Street, Suite 2208
San Francisco, CA 94111

DISTRIBUTOR
Polynous Securities, LLC
One Pine Street, Suite 2208
San Francisco, CA 94111

INDEPENDENT ACCOUNTANTS
Cohen McCurdy Ltd.
826 Westpoint Pkwy, Suite 1250
Westlake, OH 44145

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Polynous Securities, LLC
Member NASD/SIPC

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the Funds' code of ethics, but the Advisors have adopted a new Code of Ethics. We will provide it to any person who requests it, free of charge pursuant to Item 2 (f)(3).

(d) Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not Applicable

(f) A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (800) 924-3863 to request a copy of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The Board of Trustees has determined that, although none of its members meet the technical definition of an audit committee financial expert, the Board of Trustees has sufficient financial expertise to adequately perform its duties without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) <u>**Audit Fees**</u>

FY 2005	$ 10,541
FY 2004	$ 9,993

(b) <u>**Audit-Related Fees**</u>

Registrant

FY 2005 N/A

FY 2004 N/A

Nature of the fees:

(c) **Tax Fees**

	Registrant
FY 2005	$ 900
FY 2004	$ 675

Nature of the fees:

(d) **All Other Fees**

	Registrant
FY 2005	$0
FY 2004	$0

Nature of the fees:

(e) (1) **Audit Committee's Pre-Approval Policies**

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence;

(2) **Percentages of Services Approved by the Audit Committee**

	Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	N/A

(f) During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant
FY 2005	$ 0
FY 2004	$ 0

(h) Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.
(a) Based on an evaluation of the registrant's disclosure controls and procedures as of October 5, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code is filed herewith

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AmeriPrime Advisors Trust

By /s/ Anthony Ghoston
Anthony Ghoston, President

Date October 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Anthony Ghoston
Anthony Ghoston, President

Date October 11, 2005

By /s/ Freddie Jacobs, Jr.
Freddie Jacobs, Jr., Chief Financial Officer and Treasurer

Date October 11, 2005